Subsequent Event (Notes)	12 Months Ended
Sep. 27, 2013
Subsequent Events [Abstract]
Subsequent Event
Subsequent Event
On October 25, 2013, the Company entered into a definitive agreement to sell its biosurgery sealant product line within the Medical Devices segment for approximately $235 million in cash. In addition, the Company may receive up to $30 million, contingent upon the achievement of certain performance measures. The Company decided to sell this product line because it was not aligned with its long-term strategic objectives. The transaction is subject to customary closing conditions and is expected to close in the first half of fiscal 2014.